SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                          REAL ESTATE INCOME FUND INC.
  ----------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      ----------------------------------------------------------------------

      (2) Aggregate number of securities to which transaction applies:

      ----------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      ----------------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:

      ----------------------------------------------------------------------

      (5) Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_|   Check box if any part of the fee is offset as provided by Exchange Act

      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

      ---------------------------------------------------

      (2) Form, Schedule or Registration Statement No.:

      ---------------------------------------------------

      (3)   Filing Party:

      ---------------------------------------------------

      (4)   Date Filed:

      ---------------------------------------------------

                          REAL ESTATE INCOME FUND INC.
                                125 Broad Street
                            New York, New York 10004

                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 7, 2006

                              --------------------


To the Shareholders of Real Estate Income Fund Inc.:

      Notice is hereby given that the Annual Meeting of Shareholders of Real Estate Income Fund Inc. (the "Fund ") will be held at Citigroup Center, 153 E. 53rd Street, 14th Floor Conference Center, New York, New York 10022 at 3:30 p.m. on April 7, 2006 for the following purposes:

      1.    To elect three (3) Class III Directors of the Fund (PROPOSAL 1); and

      2. To consider and vote upon such other matters as may come before said meeting or any adjournment thereof.

      The close of business on February 28, 2006 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the meet ing and any adjournment thereof.

                                           By Order of the Board of Directors,


                                           Robert I. Frenkel Secretary
March 13, 2006



--------------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                         Valid Signature
-----------                                          --------------
Corporate Accounts
(1) ABC Corp. ....................................   ABC Corp.
(2) ABC Corp. ....................................   John Doe, Treasurer
(3) ABC Corp.
      c/o John Doe, Treasurer ....................   John Doe
(4) ABC Corp. Profit Sharing Plan ................   John Doe, Trustee

Trust Accounts
(1) ABC Trust ....................................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
      u/t/d 12/28/78 .............................   Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust.
      f/b/o John B. Smith, Jr. UGMA ..............   John B. Smith
(2) John B. Smith ................................   John B. Smith, Executor

                          REAL ESTATE INCOME FUND INC.
                                125 Broad Street
                            New York, New York 10004
                                 1-800-331-1710

                              --------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 7, 2006

                              --------------------

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Real Estate Income Fund Inc. (the "Fund") for use at the Annual Meeting of Shareholders (the "Meeting") of the Fund to be held at 3:30 p.m. on April 7, 2006 at Citigroup Center, 153 East 53rd Street, 14th Floor Conference Center, New York, New York and at any adjournments thereof. A Notice of Meeting of Shareholders (the "Notice") and a proxy card accompany this Proxy Statement.

      The cost of soliciting proxies and the expenses incurred in preparing this Proxy Statement and its enclosure will be borne by the Fund. Solicitation costs are expected to be approximately $15,750. In addition, the Fund will reimburse brokerage firms or other record holders for their expenses in forwarding solicitation materials to beneficial owners of shares of the Fund. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone or personal interview conducted by officers of the Fund and officers and regular employees of the Fund's investment manager, Citi Fund Management Inc. ("CFM" or the "Manager"), Legg Mason & Co., LLC ("Legg Mason") and American Stock Transfer and Trust Company, the Fund's transfer agent.

      The Annual Report of the Fund, including audited financial statements for the fiscal year ended December 31, 2005, has previously been furnished to all shareholders. This Proxy Statement is first being mailed to shareholders on or about March 13, 2006. The Fund will provide additional copies of the annual report to any shareholder upon request by calling the Fund at 1-800-331-1710.

      The Fund has one class of Common Stock which has a par value of $.001 per Share. As of the Record Date, there were 11,069,242.453 shares of common stock outstanding. The Fund has one series of Preferred Stock outstanding, Taxable Auction Rate Preferred Stock Series M, $25,000 per share liquidation preference. As of the record date, there were 3,800 shares of Preferred Stock outstanding. The shares of Common Stock and the shares of Preferred Stock are referred to collectively as the "Shares."Each shareholder is entitled to one vote for each Share held and a proportionate fraction of a vote for any fractional Share held.

      If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the matter listed in the accompanying Notice of Annual Meeting of Shareholders. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Approval of Proposal 1 requires the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present. Because the Proposal requires a proportion of votes cast for its approval, abstentions and broker non-votes may influence whether a quorum is present, but will have no impact on the requisite approval of such Proposal. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

      In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of the Shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on the proposal in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Under the Fund's By-laws, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares entitled to vote at the Meeting.

      The close of business on February 28, 2006 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

      As of the Record Date, to the knowledge of the Fund and the Board, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) beneficially owned 5% or more of the outstanding Shares of the Fund. As of the Record Date, Cede & Co., as nominee of The Depository Trust Company, was the record holder of 11,049,197.033 Shares, or 99.82% of the Fund's outstanding Shares. As of the Record Date, the officers and Board Members of the Fund as a group beneficially owned less than 1% of the outstanding Shares of the Fund.

      In order that a shareholder's Shares may be represented at the Meeting, shareholders are required to allow sufficient time for their proxies to be received on or before 3:30 p.m. on April 7, 2006.

      As of the Record Date, to the knowledge of the Fund, no securities issued by Legg Mason were held by Directors who are not "interested persons" of the Fund (the "Non-Interested Directors") as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act").

      The Fund's manager is Citi Fund Management Inc., located at 399 Park Avenue, New York, NY 10022.

                                   PROPOSAL 1:
               TO ELECT THREE (3) CLASS III DIRECTORS OF THE FUND

      The Board of Directors of the Fund is divided into three classes: Class I, Class II and Class III. The Directors serving in Class III have terms expiring at the Meeting; each Class III Director currently serving on the Board has been nominated by the Board of Directors for re-election at the Meeting to serve for a term of three years (until the 2009 Annual Meeting of Shareholders) or until their successors have been duly elected and qualified. The terms of office of the Class I and Class II Directors expire at the 2007 and 2008 Annual Meeting of Shareholders, respectively, or thereafter in each case when their respective successors are duly elected and qualified.

      Under the terms of the Fund's Articles of Incorporation, as amended (the "Charter"), the holders of Preferred Stock are entitled as a class, to the exclusion of the holders of Common Stock, to elect two Directors of the Fund (the "Preferred Share Directors"). The Charter further provides that the remaining nominees shall be elected by holders of Common Stock and Preferred Stock voting together as a single class. One of the Directors designated as a Preferred Share Director, Paul Hardin, has been nominated for election at this Meeting. Therefore, the holders of the FundPreferred Stock, voting as a single class, are being asked to vote for Mr. Hardin as a Director of the Fund.

      Each nominee has consented to serve as a Director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

      Certain information concerning the nominees is set forth below. For all nominees or Directors indicated as owning shares of the Fund, such ownership constituted less than 1% of the outstanding shares of the Fund as of the Record Date. All of the nominees are currently Directors of the Fund. Except as indicated, each nominee or Director has held the office shown or other offices in the same company for the last five years.

                   Persons Nominated for Election as Directors

                                                                                         Number of
                                                                                         Portfolios
                                                                                          in Fund           Other
                                                                                           Complex       Directorships
                                                               Principal                  Overseen         Held by
                                 Position      Length         Occupations                by Director       Director
Name, Address and                Held with     of Time        During Past                or Director      or Director
Year of Birth                      Fund        Served         Five Years                   Nominee          Nominee
----------------------------------------------------------------------------------------------------------------------
CLASS III DIRECTOR NOMINEES
Non-Interested Directors:

Dwight B. Crane+                Director       Since    Professor, Harvard                   48               None
  Harvard Business School                      2002     Business School.
  Soldiers Field Road
  Baker Library #337
  Boston, MA 02163
  Year of Birth: 1937

Paul Hardin+                    Director       Since    Chancellor Emeritus and              34               None
  12083 Morehead                               2002     Professor of Law at the
  Chapel Hill, NC                                       University of North Carolina
  27514-8426                                            at Chapel Hill.
  Year of Birth: 1931

William R. Hutchinson+          Director       Since    President, WR Hutchinson &           44          Director of
  535 N. Michigan                              2002     Associates, Inc. (oil industry                   Associated
  Suite 1012                                            consulting); formerly Group                      Bank;
  Chicago, IL 60611                                     Vice President, Mergers &                        Director of
  Year of Birth: 1942                                   Acquisitions BP Amoco p.l.c.                     Associated
                                                                                                         Banc-Corp.


                         Directors Continuing in Office

CLASS I DIRECTORS
Non-Interested Director:

George M. Pavia+                Director       Since    Senior Partner, Pavia &               7               None
  600 Madison Avenue                           2002     Harcourt Attorneys.
  New York, NY 10022
  Year of Birth: 1928

Interested Director:
R. Jay Gerken*+                 Chairman,      Since    Managing Director of                183               None
  399 Park Avenue               President      2002     Citigroup Asset Management
  New York, NY 10022            and Chief               ("CAM");  Chairman, President
  Year of Birth: 1951           Executive               and Chief Executive Officer
                                Officer                 of Smith Barney Fund
                                                        Management LLC ("SBFM")
                                                        and Citi Fund Management Inc.
                                                        ("CFM"); President and Chief
                                                        Executive  Officer of certain
                                                        mutual funds associated with
                                                        CAM; formerly portfolio
                                                        manager, Smith Barney Growth
                                                        and Income Fund (1994-2000)
                                                        and Smith Barney Allocation
                                                        Series Inc. (1996-2001).

----------
* An "interested person" of the Fund, as defined in the 1940 Act, because he is a Managing Director of Legg Mason, which is an affiliate of CFM, the Fund's Manager.
+ Director, Trustee and/or general partner of other investment companies registered under the 1940 Act with which Legg Mason is associated.

                                                                                         Number of
                                                                                         Portfolios
                                                                                          in Fund           Other
                                                                                           Complex       Directorships
                                                               Principal                  Overseen         Held by
                                 Position      Length         Occupations                by Director       Director
Name, Address and                Held with     of Time        During Past                or Director      or Director
Year of Birth                      Fund        Served         Five Years                   Nominee          Nominee
----------------------------------------------------------------------------------------------------------------------
CLASS II DIRECTORS
Non-Interested Directors:

Robert A. Frankel+              Director       Since    Managing Partner of Robert           18               None
  1961 Deergrass Way                           2002     A. Frankel Management
  Carlsbad, CA 92009                                    Consultants.
  Year of Birth: 1927

Paolo M. Cucchi+                Director       Since    Vice President and Dean              7                None
  Drew University                              2002     of College of Liberal Arts
  108 Brothers College                                  at Drew University.
  Madison, NJ 07940
  Year of Birth: 1941

----------
+ Director, trustee and/or general partner of other investment companies registered under the 1940 Act with which Legg Mason is associated.

      The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2005:

                                                            Aggregate Dollar Range of Equity
                                                            Securities in All Funds Overseen
                                  Dollar Range of Equity        by Director/Nominee and
Name of Director/Nominee          Securities in the Fund             Advised by CFM
------------------------          ----------------------    --------------------------------
Non-Interested Directors/Nominees
Dwight B. Crane                            None                       Over $100,000
Paolo M. Cucchi                            None                      $10,001-$50,000
Robert A. Frankel                       $1-$10,000                   $10,001-$50,000
Paul Hardin                           $10,001-$50,000                 Over $100,000
William R. Hutchinson                $50,001-$100,000                 Over $100,000
George M. Pavia                            None                           None

Interested Director/Nominee
R. Jay Gerken*                          $1-$10,000                    Over $100,000

----------
* Mr. Gerken is an "interested person" as defined in the 1940 Act, because he is a Managing Director of Legg Mason, which is an affiliate of the Manager.

      During the Fund's last fiscal year ended December 31, 2005, four regular and five special meetings of the Board were held. In the last fiscal year, each Director and Director Nominee attended at least 75% of the regular and special meetings of the Board and each of the audit and nominating committee meetings held. The Fund does not have a formal policy regarding attendance by Directors at annual meetings but may consider a policy in the future. One Board member attended the 2005 Annual Meeting.

                                  COMPENSATION

      Only the Non-Interested Directors receive remuneration from the Fund for acting as a Director. Aggregate expenses (including reimbursement for travel and out-of-pocket expenses) of $10,144 were paid to such Directors by the Fund during the fiscal year ended December 31, 2005. Fees for the Non-Interested Directors are currently set at $6,000 per annum plus $750 per in-person Board meeting and $300 per telephone conference call. Officers of the Fund are compensated by Legg Mason.

      The following table shows the compensation paid by the Fund to each person who was a Director during the Fund's last fiscal year:

                                Aggregate           Pension or              Total
                              Compensation          Retirement          Compensation           Total Number
                                from Fund            Benefits           from Fund and          of Funds for
                             for the fiscal       Accrued as part       Fund Complex          Which Director
      Name of                  year ended             of Fund        for the fiscal year      Serves within
      Person                    12/31/05             Expenses          ended 12/31/05          Fund Complex
     ---------               --------------       ---------------    -------------------      --------------
Non-Interested Directors

Dwight B. Crane                  $9,575                 0                 $233,300                   48
Paolo M. Cucchi                   9,575                 0                   67,700                    7
Robert A. Frankel                11,075                 0                  110,588                   18
Paul Hardin                      10,175                 0                  140,700                   34
William R. Hutchinson            10,175                 0                  279,300                   44
George M. Pavia                   9,125                 0                   59,450                    7
Interested Director
R. Jay Gerken*                       $0                 0                       $0                  183

----------
* Designates a Director who is an "interested person" of the Fund as defined under the 1940 Act because he is a Managing Director of Legg Mason, which is an affiliate of the Manager.

      At the end of the calendar year in which he or she attains age 80, a Fund Director is required to change to emeritus status. An Emeritus Director is entitled to serve in emeritus status for a maximum of 10 years during which time he is paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund Directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year, total compensation paid by the Fund to Directors Emeriti totaled $3,325.

                    Beneficial Ownership Reporting Compliance

      Section 30(h) of the 1940 Act requires the Fund's officers and Directors, investment adviser, sub-investment adviser and certain affiliated persons thereof, and any persons who beneficially own more than ten percent of the Fund's outstanding Shares, to file reports of ownership with the Securities and Exchange Commission (the "SEC"), the New York Stock Exchange, Inc. (the "NYSE") and the Fund. Based solely upon its review of the copies of such forms received by it and representations from certain such persons, the Fund believes that during its fiscal year ended December 31, 2005, all filing requirements applicable to such persons were met.

      The names of the principal officers of the Fund are listed in the table below together with certain additional information. Each of the officers of the Fund will hold such office until a successor is voted upon by the Board of Directors.

                                               Principal Occupations and
                         Position              Other Affiliations for the
Name               (Year First Elected)     Past Five Years and Year of Birth
-----              --------------------     ---------------------------------

R. Jay Gerken     Chief Executive Officer   (See table of "Directors Continuing
                  (2002), Chairman of the   in Office")
                  Board (2002) and
                  President (2002)

Andrew B. Shoup   Senior Vice President     Director of CAM; Senior Vice
                  (2003) and Chief          President and Chief Administrative
                  Administrative Officer    Officer of mutual funds associated
                  (2003)                    with CAM; Treasurer of certain
                                            mutual funds associated with
                                            CAM; Head of International Funds
                                            Administration of CAM (from
                                            2001 to 2003); Director  of
                                            Global Funds Administration
                                            of CAM (from 2000 to 2001).
                                            Year of Birth: 1951

Kaprel Ozsolak    Chief Financial           Director of CAM; Chief Financial
                  Officer and               Officer and Treasurer of certain
                  Treasurer                 mutual funds associated with
                  (2004)                    CAM; Controller of certain mutual
                                            funds associated with CAM (from
                                            2002 to 2004);
                                            Year of Birth: 1965

Steven Frank      Controller                Vice President of CAM (since
                  (2005)                    2002); Controller of certain mutual
                                            funds associated with CAM;
                                            Assistant Controller of CAM
                                            (from 2001 to 2005); Accounting
                                            Manager of CAM (from 1996 to
                                            2001).
                                            Year of Birth: 1967

Kevin Kennedy     Vice President and        Managing Director of CAM.
                  Investment Officer        Year of Birth: 1954
                  (2002)

Ted P. Becker     Chief Compliance          Managing Director of Compliance
                  Officer (2006)            at Legg Mason (2005-Present);
                                            Chief Compliance Officer with
                                            certain mutual funds associated
                                            with CAM (since 2006); Managing
                                            Director of Compliance at CAM
                                            (2002-2005). Prior to 2002,
                                            Managing Director- Internal Audit
                                            & Risk Review at Citigroup Inc.
                                            Year of Birth: 1951

                                                       Principal Occupations and
                                Position              Other Affiliations for the
Name                      (Year First Elected)     Past Five Years and Year of Birth
-----                     --------------------     ---------------------------------
John Chiota               Chief Anti-Money         Vice President of CAM (since
                          Laundering Compliance    2004); Chief Anti-Money
                          Officer (2006)           Laundering Compliance Officer
                                                   with certain mutual funds
                                                   associated with CAM (since 2006);
                                                   prior to August 2004, Chief AML
                                                   Compliance Officer with TD
                                                   Waterhouse.
                                                   Year of Birth: 1968

Matthew A. Troxell, CFA   Investment Officer       Principal and Portfolio Manager of
                          (2002)                   AEW Capital Management, L.P.
                                                   Year of Birth: 1958

Robert I. Frenkel         Secretary (2003)         Managing Director and General
                                                   Counsel of Global Mutual Funds
                                                   for CAM and its predecessor
                                                   (since 1994); Secretary of CFM;
                                                   Secretary and Chief Legal Officer
                                                   of mutual funds associated with
                                                   CAM.
                                                   Year of Birth: 1954

      The election of each Director will require a plurality of the votes cast with a quorum present.

      The principal business address of Messrs. Gerken, Becker and Kennedy is 399 Park Avenue, New York, New York 10022. The principal business address of Messrs. Shoup, Frank and Ozsolak is 125 Broad Street, New York, New York 10004. The principal business address of Mr. Troxell is World Trade Center East, Two Seaport Lane, 16th Floor, Boston, Massachusetts 02210. The principal business address of Messrs. Frenkel and Chiota is 300 First Stamford Place, Stamford, Connecticut 06902.

      THE BOARD OF DIRECTORS, INCLUDING ALL THE NON- INTERESTED DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES TO THE BOARD.

      The Fund has a separately designated standing Audit Committee. The Fund's Audit Committee is composed of all the Directors who are not "interested persons" of the Fund, CFM or their affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the NYSE listing standards, namely Messrs. Crane, Cucchi, Frankel, Hardin, Hutchinson and Pavia. The principal functions of the Audit Committee are to (a) assist Board oversight of (i) the integrity of the Fund's financial statements, (ii) the Fund's compliance with legal and regulatory requirements, (iii) the qualifications and independence of the Fund's independent registered public accounting firm, and (iv) the performance of the Fund's internal audit functions and independent registered public accounting firm; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund's independent registered public accounting firm, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by such independent registered public accounting firm; and (d) prepare the report required to be prepared by the Audit Committee pursuant to SEC rules for inclusion in the Annual Proxy Statement. This Committee met six times during the fiscal year ended December 31, 2005. The Board of Directors of the Fund has determined that all members of the Fund's Audit Committee are financially literate. Mr. Hutchinson has been designated as the audit committee financial expert within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002. The Fund adopted an Amended and Restated Audit Committee Charter at a meeting held on February 14, 2006, a copy of which is attached to this Proxy Statement as Annex A.

      The Fund has a separately designated standing Nominating Committee. The Nominating Committee, the principal function of which is to select and nominate candidates for election or appointment by the Board as Directors of the Fund, is currently composed of Messrs. Crane, Cucchi, Frankel, Hardin, Hutchinson and Pavia. Only Directors who are not "interested persons" of the Fund as defined in the 1940 Act and who are "independent" as defined in the NYSE listing standards are members of the Nominating Committee. The Nominating Committee may consider nominees recommended by a shareholder as it deems appropriate. Shareholders who wish to recommend a nominee should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. The Nominating Committee met once during the Fund's fiscal year ended December 31, 2005. The Fund adopted a Nominating Committee Charter at a meeting held on February 11, 2004, a copy of which is attached to this Proxy Statement as Annex B.

      The Nominating Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. The Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund's Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee may consider the following factors, among any others it may deem relevant:

      o whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

      o whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the Manager of the Fund, Fund service providers or their affiliates;

      o whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

      o whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

      o the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

      o     the character and integrity of the person; and

      o whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

                          Report of the Audit Committee

      At a meeting of the Audit Committee on February 21, 2006, the Audit Committee reported that it: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with KPMG LLP ("KPMG"), the Fund's independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61; and (iii) received written confirmation from KPMG that it is independent and disclosures regarding such independence, as required by Independence Standards Board Standard No. 1, and discussed with KPMG the firm's independence. Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended December 31, 2005.

                                      Submitted by the Audit Committee
                                      of the Fund's Board of Directors

                                        Dwight B. Crane
                                        Paolo M. Cucchi
                                        Robert A. Frankel
                                        Paul Hardin
                                        William R. Hutchinson
                                        George M. Pavia

      Representatives of KPMG are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

      Audit Fees. Fees for the annual audit of the Fund's financial statements by KPMG for the fiscal year ended December 31, 2004 and the fiscal year ended December 31, 2005 were $40,000 and $40,000, respectively.

      Audit-Related Fees. Fees for services related to the audit of the Fund's financial statements rendered by KPMG for the fiscal year ended December 31, 2004 and fiscal year ended December 31, 2005 were $40,000 and $40,500, respectively. These amounts represent procedures performed and prepared for in an agreed upon procedures letter in accordance with the terms of the Articles Supplementary.

      Tax Fees. Fees for services rendered by KPMG for tax compliance for the fiscal year ended December 31, 2004 and the fiscal year ended December 31, 2005 were $3,500 and $3,500, respectively. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely tax qualification review and tax distribution and analysis planning rendered by KPMG to the Fund.

      All Other Fees. There were no other fees billed to KPMG for services rendered to the Fund for the last two fiscal years.

      Pre-Approval Policies and Procedures. The Audit Committee Charter requires that the Audit Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent registered public accounting firm to the Manager and any service providers controlling, controlled by or under common control with the Manager that provide ongoing services to the Fund ( "Covered Service Providers") if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee.

      The Audit Committee may not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

      Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Manager and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Manager and (c) any Covered Service Provider during the fiscal year in which the services are provided that would not have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

      There were no services rendered by KPMG to the Fund for which the pre-approval requirement was waived.

      Aggregate Non-Audit Fees. The aggregate non-audit fees billed by KPMG for non-audit services rendered to the Fund, the Manager and Covered Service Providers for the fiscal year ended December 31, 2004 and the fiscal year ended December 31, 2005 were $75,000 and $0, respectively.

      The Fund's Audit Committee has considered whether the provision of non-audit services that were rendered by KPMG to the Manager and Covered Service Providers which were not pre-approved (not requiring pre-approval) is compatible with maintaining KPMG's independence. All services provided by KPMG to the Fund, the Manager or Covered Service Providers which were required to be pre-approved were pre-approved as required.

                         SHAREHOLDER PROPOSALS AND OTHER
                           SHAREHOLDER COMMUNICATIONS

      Shareholder proposals intended to be presented at the 2007 Annual Meeting of Shareholders of the Fund must be received by November 28, 2006 to be included in the proxy statement and the form of proxy relating to that meeting, as the Fund expects that the 2007 Annual Meeting will be held in April of 2007. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Any shareholder who desires to submit a proposal at the 2007 Annual Meeting of Shareholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Real Estate Income Fund, 125 Broad Street, New York, New York 10004) during the period from January 26, 2007 to February 25, 2007. However, if the 2007 Annual Meeting of Shareholders is held earlier than March 31, 2007, or later than June 30, 2007, such written notice must be delivered to the Secretary of the Fund during the period from 90 days before the date of the 2007 Annual Meeting to the later of 60 days prior to the date of the 2007 Annual Meeting or 10 days following the public announcement of the date of the 2007 Annual Meeting. Shareholder proposals are subject to certain regulations under the federal securities laws.

      The persons named as proxies for the 2007 Annual Meeting of Shareholders will have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the Fund receives notice of the matter between January 26, 2007 and February 25, 2007, in which case these persons will not have discretionary voting authority except as provided in the SEC's rules governing shareholder proposals.

      The Fund's Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, "Accounting Matters"). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Fund's Chief Compliance Officer ("CCO"). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund's Audit Committee Chair (together with the CCO, "Complaint Officers"). Complaints may be submitted on an anonymous basis.

      The CCO may be contacted at:

        Legg Mason
        Compliance Department
        399 Park Avenue, 4th Floor
        New York, NY 10022

      Complaints may also be submitted by telephone at 800-742-5274. Complaints submitted through this number will be received by the CCO.

      The Fund's Audit Committee Chair may be contacted at:

        Real Estate Income Fund Inc.
        Audit Committee Chair
        Robert A. Frankel
        1961 Deergrass Way
        Carlsbad, CA 92009

      A shareholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund, Robert I. Frenkel, 300 First Stamford Place, 4th Floor, Stamford, CT 06902. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which shareholder communications will be relayed to the Board.

                             ADDITIONAL INFORMATION

      On December 1, 2005, Citigroup Inc. ("Citigroup") announced that it had completed the sale of substantially all of its asset management business, CAM, to Legg Mason. As a result, the Manager, previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund's existing investment management contract (and sub-advisory contract) to terminate.

      The Fund's shareholders approved a new investment management contract between the Fund and the Manager (and a new sub-advisory contract) which became effective on December 1, 2005.

      Legg Mason's sole business is asset management, with on-the-ground management capabilities located around the world and assets under management as of December 31, 2005 aggregating approximately $850.8 billion (including the combined assets of Legg Mason and Permal plus approximately $400 billion in managed assets acquired from Citigroup).

      Under a licensing agreement between Citigroup and Legg Mason, the name of the Fund, and the names of investment advisers of the Fund, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates ("Citi Marks") are licensed for use by Legg Mason and by the Fund. Citi Marks include, but are not limited to, "Smith Barney," "Salomon Brothers," "Citi," and "Citigroup Asset Management." Legg Mason and its affiliates, as well as the Manager, are not affiliated with Citigroup. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

      Legg Mason is a global asset management firm, structured as a holding company. The firm is headquartered in Baltimore, Maryland.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      The Board does not intend to present any other business at the Meeting, nor is the Fund aware of any shareholder proposals. If, however, any other matters are properly brought before the Meeting, the persons named as proxies in the accompanying form of proxy will vote thereon in accordance with their judgment, to the extent permissible under applicable law.

March 13, 2006

It is important that proxies be returned promptly. Shareholders who do not expect to attend the meeting are therefore urged to complete and sign, date and return the proxy card as soon as possible in the enclosed postage-paid envelope.

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

                                                                         ANNEX A

                             AUDIT COMMITTEE CHARTER
                  AMENDED AND RESTATED AS OF FEBRUARY 14, 2006

ESTABLISHMENT AND PURPOSE

      This document serves as the Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management or Salomon Brothers Asset Management or one of their affiliates (each, an "Adviser") listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to (a) assist Board oversight of (i) the integrity of the Fund's financial reporting, (ii) the Fund's compliance with legal and regulatory requirements
(iii) the qualifications and independence of the Fund's independent registered public accountants and (iv) the performance of the Fund's internal audit function and independent registered public accountants; (b) approve, and recommend to the Independent Board Members (as such term is defined below) for their ratification, the selection, appointment, retention or termination of the Fund's independent registered public accountants, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund's independent registered public accountants; and (d) for each closed-end Fund, prepare the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission for inclusion in the Fund's annual Proxy Statement.

DUTIES AND RESPONSIBILITIES

      The Fund's independent registered public accountants are accountable to the Committee.

      The Committee shall:

      1. Bear direct responsibility for the appointment, compensation, retention and oversight of the Fund's independent registered public accountants, or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Fund.

      2. Confirm with any independent registered public accountant retained to provide audit services that the independent registered public accountant has ensured the appropriate rotation of the lead audit partner pursuant to applicable regulations.

      3. Approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent registered public accountants to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

      4. Discuss with the independent registered public accountants any disclosed relationships or services that may diminish the objectivity and independence of the independent registered public accountants and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent registered public accountants.

      5. Review, in consultation with the independent registered public accountants, the proposed scope of the Fund's audit each year, including the audit procedures to be utilized in the review of the Fund's financial statements.

      6. Inquire of the Adviser and the independent registered public accountants as to significant tax and accounting policies elected by the Fund (including matters affecting qualification under Subchapter M of the Internal Revenue Code).

      7. Review with the independent registered public accountants any problems or difficulties the registered public accountants may have encountered during the conduct of the audit and management's response, including a discussion with the independent registered public accountants of the matters required to be discussed by Statement on Auditing Standards No. 61, 89, 90 or any subsequent Statement, relating to the conduct of the audit.

----------
(1) The Committee shall not approve non-audit services that the Committee believes may impair the independence of the registered public accountants. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accountants, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund;
      (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services;
      (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

      Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent registered public accountants during the fiscal year

      8. Review, in consultation, as appropriate, with the independent registered public accountants and significant Fund service providers, matters relating to internal controls over financial reporting and disclosure controls and procedures of the Fund and of the Fund's significant service providers.

      9. Request, receive and/or review from the independent registered public accountants such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this Charter; such materials may include, without limitation, any other material written communications bearing on the Fund's financial statements, or internal or disclosure controls, between the independent registered public accountants and the Fund, the Adviser or other Fund service providers, such as any management letter or schedule of unadjusted differences, and any comment or "deficiency" letter (to the extent such letters relate to financial reporting) received from a regulatory or self-regulatory organization addressed to the Fund or the Adviser that relates to services rendered to the Fund.

      10. For each closed-end Fund, establish procedures regarding the receipt, retention and treatment of complaints that the Fund may receive regarding Fund accounting, internal accounting controls or auditing matters, including procedures for the confidential or anonymous submission by Fund officers, employees, stockholders or service providers of concerns regarding questionable accounting or auditing matters related to the Fund.

      11. For each closed-end Fund, obtain and review a report by the Fund's independent registered public accountants describing (i) the auditing firm's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) (to assess the auditor's independence) all relationships between the independent registered public accountants and the Fund.

      12. For each closed-end Fund, discuss policies with respect to risk assessment and risk management.

      13. For each closed-end Fund, review hiring policies for employees or former employees of the Fund's independent registered public accountants.


      in which the permissible non-audit services are provided to (a) the Fund,
      (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

      14. For each closed-end Fund, discuss with management and the Fund's independent registered public accountants the Fund's audited financial statements and discuss with management the Fund's unaudited financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance and, if appropriate, recommend the publication of the Fund's annual audited financial statements in the Fund's annual report in advance of the printing and publication of the annual report.

      15. For each closed-end Fund, discuss the Fund's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

      16. For each closed-end Fund, review and evaluate annually the performance of the Committee and the adequacy of this Charter and recommend any proposed changes to the Charter to the Board for approval.

      The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding, as determined by the Committee, for the Committee to carry out its duties and its responsibilities, including (a) for compensation to be paid to, or services to be provided by, the Fund's independent registered public accountants or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any outside legal, accounting or other advisors, counsel or consultants employed by the Committee and (c) for the ordinary administrative expenses of the Committee. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, the Adviser, the Fund's sub-adviser(s), if any, the Fund's counsel, counsel to the Independent Board Members and the Fund's other service providers.

COMPOSITION

      The Committee shall be composed of each Board member who has been determined not to be an "interested person," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), of the Fund (the "Independent Board Members"), or such lesser number as the Board of the Fund may specifically determine and reflect in the Board's minutes, each of whom shall be financially literate and at least one of whom shall have accounting or related financial management expertise as determined by the Fund's Board in its business judgment. Each member of the Committee must also meet the independence and experience requirements as set forth in Section 303.01(B) of the New York Stock Exchange's Listed Company Manual or as set forth in Section 121(a) of the American Stock Exchange's listing standards, as applicable, and the independence requirements applicable to investment companies set forth in Rule 10A-3 under of the Securities Exchange Act of 1934. For those Funds listed on the New York Stock Exchange, no member of the Committee may serve on the audit committees of more than three public companies, including the Funds, unless the Board determines that such simultaneous service would not impair the ability of such member to serve on the Committee effectively. The Committee shall elect a Chairperson, who shall preside over Committee meetings. The Chairperson shall serve for a term of three years, which term may be renewed from time to time.

MEETINGS

      The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. The Committee may request any officer or employee of the Fund, the Fund's counsel, counsel to the Independent Board Members, the Adviser, the Fund's independent registered public accountants or other interested persons to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will meet periodically with the Fund's independent registered public accountants outside the presence of the Fund's and the Adviser's officers and employees. The Committee will also meet periodically with the Fund's management outside the presence of the Fund's independent registered public accountants. Meetings of the Committee may be held in person, by telephone or by other appropriate means.

      One-third of the Committee's members, but not fewer than two members, shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

REPORTING

      The Chairperson shall report regularly to the Board on the result of the Committee's deliberations and make such recommendations as deemed appropriate.

LIMITS ON ROLE OF COMMITTEE

      The function of the Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accountants are responsible for planning and carrying out proper audits and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board) and (iii) statements made by the officers and employees of the Fund, the Adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent registered public accountants to the Fund. The designation of a person as an "audit committee financial expert," within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

      In carrying out its responsibilities, the Committee's policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

AMENDMENTS

      This Charter may be amended by a vote of a majority of the Board members.

                                                                      Appendix A

                 Citigroup Investments Corporate Loan Fund Inc.*

                       Managed High Income Portfolio Inc.*

                       Managed Municipals Portfolio Inc.*

                        Municipal High Income Fund Inc.*

                          Real Estate Income Fund Inc.*

                         SB Adjustable Rate Income Fund

                             Zenix Income Fund Inc.*

----------
* Closed-end Fund. The duties and responsibilities of paragraphs 10, 11, 12 and 13 and any other provision applicable exclusively to closed-end funds apply to these funds only.

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

                                                                         ANNEX B

                          NOMINATING COMMITTEE CHARTER

ORGANIZATION

      The Nominating Committee of each registered investment company listed on Appendix A hereto (each, a "Fund" and together, the "Funds") shall be composed solely of Directors who are not "interested persons" of the Fund as defined in
Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") and, with respect to those Funds listed on the New York Stock Exchange, who are "independent" as defined in the New York Stock Exchange listing standards ("Independent Directors"). The Board of Directors of the Fund (the "Board") shall nominate the members of the Committee and shall designate the Chairperson of the Committee. The Chairperson shall preside at each meeting of the Committee.

RESPONSIBILITIES

      The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

EVALUATION OF POTENTIAL NOMINEES

      In evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee should consider among other factors it may deem relevant:

      o whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

      o whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, other Fund service providers or their affiliates;

      o whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

      o whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

      o the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

      o     the character and integrity of the person; and

      o whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

      While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

QUORUM

      A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is a quorum shall be the act of the Committee.

NOMINATION OF DIRECTORS

      After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the Board for its consideration.

MEETINGS

      The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: February 11, 2004

                                                                      Appendix A

                 Citigroup Investments Corporate Loan Fund Inc.

                       Managed High Income Portfolio Inc.

                        Managed Municipals Portfolio Inc.

                         Municipal High Income Fund Inc.

                          Real Estate Income Fund Inc.

                         SB Adjustable Rate Income Fund

                             Zenix Income Fund Inc.

                      (This page intentionally left blank.)

                       ANNUAL MEETING OF STOCKHOLDERS OF

                          REAL ESTATE INCOME FUND INC.

                                 April 7, 2006
                                  COMMON STOCK

Proof #2
Common

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

 --> Please detach along perforated line and mail in the envelope provided. -->

--------------------------------------------------------------------------------
          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION.
        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|
--------------------------------------------------------------------------------

1. Election of Director:

                              NOMINEE:
|_| FOR THE NOMINEE           (_) Dwight B. Crane         For Class III Director
                              (_) William R. Hutchinson  For Class III Director

|_| WITHHOLD AUTHORITY
    FOR THE NOMINEE


--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and    (X)
indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

--------------------------------------------------------------------------------

2.    Any other business that may properly come before the Meeting.

This proxy, when properly executed, will be voted in the manner directed by the stockholder. If no other direction is made, this proxy will be voted
FOR the election of the nominees as Directors.

Please refer to the Proxy Statement for a discussion of the Proposal.


            Please check here of you plan to attend the Meeting. |_|


Signature of Stockholder ____________________ Date: ____________  Signature of Stockholder ____________________ Date: ____________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Proof #1
Common

COMMON STOCK                                                        COMMON STOCK

                          REAL ESTATE INCOME FUND INC.
                                 April 7, 2006
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints R. Jay Gerken, Robert I. Frenkel, Grace Sinn and Robert M. Nelson, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock of Real Estate Income Fund Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at Citigroup Center, 153 East 53rd Street, 14th Floor Conference Center, New York, New York on Friday, April 7, 2006, at 3:30 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                (Continued and to be signed on the reverse side)


                                                                           14475

                        ANNUAL MEETING OF STOCKHOLDERS OF

                          REAL ESTATE INCOME FUND INC.

                                  April 7, 2006

                                 PREFERRED STOCK

Proof #2
Preferred

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

 --> Please detach along perforated line and mail in the envelope provided. -->

--------------------------------------------------------------------------------
          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION.
        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|
--------------------------------------------------------------------------------

1. Election of Directors:

                              NOMINEES:
|_| FOR THE NOMINEES          (_) Dwight B. Crane         For Class III Director
                              (_) Paul Hardin             For Class III Director
                              (_) William R. Hutchinson   For Class III Director

|_| WITHHOLD AUTHORITY
    FOR THE NOMINEES

|_| FOR ALL EXCEPT
    (See instructions below)



INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you
             wish to withhold, as shown here:   (X)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
To change the address on your account, please check the box at right      |_|
and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

--------------------------------------------------------------------------------

2.    Any other business that may properly come before the Meeting.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted
FOR the election of the nominees as Directors.

Please refer to the Proxy Statement for a discussion of the Proposal.


            Please check here of you plan to attend the Meeting. |_|


Signature of Stockholder ____________________ Date: ____________  Signature of Stockholder ____________________ Date: ____________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Proof #1
Preferred

PREFERRED STOCK                                                  PREFERRED STOCK

                          REAL ESTATE INCOME FUND INC.
                                 April 7, 2006
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints R. Jay Gerken, Robert I. Frenkel, Grace Sinn and Robert M. Nelson, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Preferred Stock of Real Estate Income Fund Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at Citigroup Center, 153 East 53rd Street, 14th Floor Conference Center, New York, New York on Friday, April 7, 2006, at 3:30 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                (Continued and to be signed on the reverse side)


                                                                           14475